MML SERIES INVESTMENT FUND
MML Focused Equity Fund
(the “Fund”)
Supplement dated September 18, 2026 to the
Prospectus dated April 24, 2026 and the
Summary Prospectus dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MML Series Investment Fund approved changes to the Fund at its meeting on September 16-17, 2026. The changes described below will take effect on October 1, 2026.
J.P. Morgan Investment Management Inc. (“J.P. Morgan”) will replace Wellington Management Company LLP (“Wellington Management”) as subadviser of the Fund.
The following information will replace the information for the Fund found in the section titled Investment Objective (on page 4 of the Prospectus):
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500® Index*.
* The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P®, S&P 500®, SPX®, SPY®, US 500™, The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.
The following information will replace similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 4 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	0.70%	0.70%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	0.90%	1.15%
Expense Reimbursement	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	0.77%	1.02%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2028, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.77% and 1.02% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$79	$266	$478	$1,089
Service Class I	$104	$345	$613	$1,379

The following information will replace the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (on page 4 of the Prospectus):
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, real estate investment trusts (“REITs”), rights, and warrants. The Fund primarily invests in the common stocks of U.S. companies in the S&P 500 Index (the “Index”). The Fund may also invest in securities not included within the Index, including foreign securities known as depositary receipts. As of June 30, 2026, the market capitalization range of companies included in the Index was $6.12 billion to $4.74 trillion. Sector by sector, the Fund’s weightings are similar to those of the Index. Within each sector, the Fund’s subadviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan”), modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility as compared to the Index.
The Fund may use derivatives as substitutes for investments in certain securities. The Fund may use derivatives, primarily futures contracts, to gain exposure to the Index or certain securities in the Index, or to more effectively gain targeted equity exposure from its cash positions. To the extent the Fund invests in index futures with exposure to securities in the Index, it may have the effect of increasing the Fund’s exposure to a relatively small number of securities. Use of derivatives by the Fund may create investment leverage.
In managing the investments of the Fund, J.P. Morgan employs a three-step process that combines research, valuation, and stock selection. J.P. Morgan takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow J.P. Morgan to rank the companies in each sector group according to their relative values.
J.P. Morgan buys and sells equity securities, using the research and valuation rankings as a basis. Along with attractive valuation, J.P. Morgan often considers a number of other criteria:
•	catalysts that could trigger a rise in a stock’s price;
•	impact on the overall risk of the portfolio relative to the Index;
•	high perceived potential reward compared to perceived potential risk; and
•	possible temporary mispricings caused by apparent market overreactions.
J.P. Morgan may sell a security as its valuation or ranking changes or if more attractive investments become available.
The following risk will be added under the heading Principal Risks (beginning on page 5 of the Prospectus):
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Indexing Risk The Fund’s performance may not track the performance of the index due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index which may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.
Issuer Focus Risk Although the Fund is classified as a diversified fund, it may focus its investments in a relatively small number of issuers, or investments (including futures) whose performance relates in part to the economic results of a relatively small number of securities, or in a combination of the foregoing. The greater the Fund’s exposure to any single investment or issuer, the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
The following risks found under the heading Principal Risks (beginning on page 5 of the Prospectus) will be removed: Focused Portfolio Risk, Value Company Risk, Convertible Securities Risk, and Preferred Stock Risk.
The following sentence will be added to the paragraph under the heading Performance (on page 7 of the Prospectus):
The Fund’s investment objective and investment strategy changed on October 1, 2026. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented.
The information regarding the Russell 1000® Index found under the heading Performance (on page 7 of the Prospectus) will be removed.
The following information will replace the information for the Fund found under the heading Subadviser(s) in the section titled Management (on page 7 of the Prospectus):
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
The following information will replace the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 7 of the Prospectus):
Portfolio Manager(s):
Tim Snyder, CFA, CMT is an Executive Director and a portfolio manager at J.P. Morgan. He has managed the Fund since October 2026.
Raffaele Zingone, CFA is a Managing Director and a portfolio manager at J.P. Morgan. He has managed the Fund since October 2026.
The following information found under the heading Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 95 will be removed:
MML Focused Equity Fund.
MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2028, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.90% and 1.15% for Class II and Service Class I shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
The following information will replace the information for J.P. Morgan found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 121:
J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 270 Park Avenue, New York, New York 10017, manages the investments of the MML Focused Equity Fund and MML VIP JP Morgan U.S. Research Enhanced Equity Fund. J.P. Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JP Morgan Chase & Co., a bank holding company. As of June 30, 2026, J.P. Morgan and its affiliates had approximately $4.4 trillion in assets under management.

J.P. Morgan replaced Gateway Investment Advisers, LLC as subadviser of the MML VIP JP Morgan U.S. Research Enhanced Equity Fund on April 24, 2026, and replaced Wellington Management as subadviser of the MML Focused Equity Fund on October 1, 2026.
Tim Snyder, CFA, CMT

is a portfolio manager of the MML Focused Equity Fund and MML VIP JP Morgan U.S. Research Enhanced Equity Fund. Mr. Snyder, Executive Director, joined J.P. Morgan in 2003 and is a portfolio manager on the U.S. Core Equity Team. His responsibilities include managing Research Enhanced Index (REI) strategies with a particular focus on tax aware U.S. equity mandates. Mr. Snyder joined the U.S. Core Equity portfolio management team in 2004 as an analyst and worked on the daily analysis, implementation, and maintenance of the REI and Analyst Fund portfolios.
Raffaele Zingone, CFA

is a portfolio manager of the MML Focused Equity Fund and MML VIP JP Morgan U.S. Research Enhanced Equity Fund. Mr. Zingone, Managing Director, joined J.P. Morgan in 1991 and is a senior portfolio manager on the U.S. Core Equity Team. He is responsible for J.P. Morgan’s Research Enhanced Index (REI) strategies and serves as co-portfolio manager on its Hedged Equity and Equity Premium Income strategies. Prior to this role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining J.P. Morgan, Mr. Zingone was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York.
The information regarding Wellington Management’s management of the Fund found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 123 will be removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-26-04
VIPFE-26-01

MML SERIES INVESTMENT FUND
MML Foreign Fund
(the “Fund”)
Supplement dated September 18, 2026 to the
Prospectus dated April 24, 2026 and the
Summary Prospectus dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MML Series Investment Fund approved changes to the Fund at its meeting on September 16-17, 2026. The changes described below will take effect on October 1, 2026.
Putnam Investment Management, LLC (“Putnam”) will replace Thompson, Siegel & Walmsley LLC (“TSW”) as subadviser of the Fund.
The following information will replace the information for the Fund found in the section titled Investment Objective (on page 9 of the Prospectus):
The Fund seeks long-term capital growth. Income is a secondary objective.
The following information will replace similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 9 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees(1)	0.78%	0.78%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.84%	1.09%

(1)	Management Fees have been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$86	$268	$466	$1,037
Service Class	$111	$347	$601	$1,329

The following information will replace the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on page 9 of the Prospectus):
The Fund invests mainly in common stocks of large- and mid-sized companies located outside of the United States, with a focus on value stocks. Value stocks are those that the Fund’s subadviser, Putnam Investment Management, LLC (“Putnam”), believes are undervalued by the market. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the United States, including those in emerging markets. The Fund invests mainly in issuers located in developed markets, but may also invest in issuers located in emerging markets. The Fund may invest in depositary receipts. The Fund may at times have significant exposure to one or more countries, industries, or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund may use derivatives, such as certain foreign currency transactions, futures, options, warrants, and swap contracts, for both hedging and non-hedging purposes. For example, Putnam typically uses foreign currency forward contracts in connection with the Fund’s investments in foreign securities to hedge the Fund's currency exposure. Use of derivatives by the Fund may create investment leverage.
In selecting investments for the Fund to buy or sell, Putnam may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows, and dividends.
The following risk will be added under the heading Principal Risks (beginning on page 10 of the Prospectus):
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
The following risks found under the heading Principal Risks (beginning on page 10 of the Prospectus) will be removed: Growth Company Risk, Convertible Securities Risk, Preferred Stock Risk, and Quantitative Models Risk.
The following sentence will be added to the paragraph under the heading Performance (on page 12 of the Prospectus):
The Fund’s investment objective and investment strategy changed on October 1, 2026. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented.
The following information will replace the information for the Fund found under the heading Subadviser(s) in the section titled Management (on page 12 of the Prospectus):
Subadviser(s): Putnam Investment Management, LLC (“Putnam”)
The following information will replace the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 12 of the Prospectus):
Portfolio Manager(s):
Lauren DeMore, CFA is a Portfolio Manager at Putnam. She has managed the Fund since October 2026.
Darren Jaroch, CFA is a Portfolio Manager at Putnam. He has managed the Fund since October 2026.
The following information will supplement the information found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 117:
Putnam Investment Management, LLC (“Putnam”), located at 100 Federal Street, Boston, Massachusetts 02110, manages the investments of the MML Foreign Fund. Putnam, whose history reaches back to 1937, is an active asset manager providing investment advice to individuals and institutions worldwide through separately managed accounts and pooled investment funds. Putnam is an indirect wholly-owned subsidiary of Franklin Templeton, Inc., a publicly-traded global investment management organization (New York Stock Exchange (“NYSE”): BEN). As of June 30, 2026, Putnam managed approximately $196.66 billion in assets.
Putnam replaced Thompson, Siegel & Walmsley LLC as subadviser of the MML Foreign Fund on October 1, 2026.
Lauren DeMore, CFA

is a portfolio manager of the MML Foreign Fund. Ms. DeMore is a Portfolio Manager at Putnam. She joined Putnam in 2006 and manages Putnam’s U.S. Large Cap Value Equity and Non-U.S. Value Equity strategies. Prior to her current role, Ms. DeMore served as an Assistant Portfolio Manager of Putnam’s U.S. Large Cap Value and Non-U.S. Value Equity strategies and as an Analyst in Putnam’s Equity Research group covering the non-U.S. financials, telecommunications, and utilities sectors. Prior to joining Putnam, she was an Analyst at EnCapital from 2002 to 2006.

Darren Jaroch, CFA

is a portfolio manager of the MML Foreign Fund. Mr. Jaroch is a Portfolio Manager at Putnam. He joined Putnam in 1999 and manages Putnam’s U.S. Large Cap Value Equity and Non-U.S. Value Equity strategies. Prior to his current role, Mr. Jaroch managed global core equity strategies and worked on quantitative models as a member of Putnam’s U.S. Value team. Prior to joining Putnam, he was a Senior Auditor, Client Service, at State Street Bank and Trust Company from 1996 to 1998 and a Research Associate at Abt Associates from 1995 to 1996.
The information regarding TSW found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 122 of the Prospectus will be removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-26-05
VIPF-26-01

MML SERIES INVESTMENT FUND
MML Focused Equity Fund
MML Foreign Fund
Supplement dated September 18, 2026 to the
Statement of Additional Information dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective October 1, 2026, J.P. Morgan Investment Management Inc. (“J.P. Morgan”) will replace Wellington Management Company LLP (“Wellington Management”) as a subadviser of the MML Focused Equity Fund (“Focused Equity Fund”).
Effective October 1, 2026, Putnam Investment Management, LLC (“Putnam”) will replace Thompson, Siegel & Walmsley LLC (“TSW”) as a subadviser of the MML Foreign Fund (“Foreign Fund”).
Effective October 1, 2026, the following information will replace the information found on page B-3 in the third paragraph of the section titled General Information:
MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services for the Funds pursuant to investment management and administrative and shareholder services agreements. MML Advisers has entered into investment subadvisory agreements pursuant to which AllianceBernstein L.P. (“AllianceBernstein”) manages the investment of the assets of the Small/Mid Cap Value Fund; American Century Investment Management, Inc. (“American Century”) manages the investment of the assets of the Mid Cap Value Fund, Small Company Value Fund, and Sustainable Equity Fund; Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) manages the investment of the assets of the Income & Growth Fund; BlackRock Investment Management, LLC (“BlackRock”) manages the investment of the assets of the Equity Index Fund; FIAM LLC (“FIAM”) manages the investment of the assets of the Core Plus Bond Fund; Invesco Advisers, Inc. (“Invesco Advisers”) manages the investment of the assets of the Global Fund and Main Street Equity Fund; J.P. Morgan Investment Management Inc. (“J.P. Morgan”) manages the investment of the assets of the Focused Equity Fund and U.S. Research Enhanced Equity Fund; Loomis, Sayles & Company, L.P. (“Loomis Sayles”) manages the investment of the assets of the Large Cap Growth Fund; Massachusetts Financial Services Company (“MFS”) manages the investment of the assets of the International Equity Fund; Putnam Investment Management, LLC (“Putnam”) manages the investment of the assets of the Foreign Fund; T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the investment of the assets of the Blue Chip Growth Fund, Equity Income Fund, and Mid Cap Growth Fund; and Wellington Management Company LLP (“Wellington Management”) manages the investment of the assets of the Small Cap Growth Equity Fund. In addition, T. Rowe Price Investment Management, Inc. (“T. Rowe Price Investment Management”) serves as a sub-subadviser for the Mid Cap Growth Fund. MML Advisers, AllianceBernstein, American Century, Barrow Hanley, BlackRock, FIAM, Invesco Advisers, J.P. Morgan, Loomis Sayles, MFS, Putnam, T. Rowe Price, T. Rowe Price Investment Management, and Wellington Management are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers. References in this SAI to a Fund’s subadviser may include any sub-subadvisers as applicable.
Effective October 1, 2026, the following information will replace the information found on pages B-4 and B-5 under the heading Equity Index Fund and U.S. Research Enhanced Equity Fund in the section titled Additional Investment Policies:
Focused Equity Fund, Equity Index Fund, and U.S. Research Enhanced Equity Fund
Tracking Error. There are several reasons why the performance of the Equity Index Fund may not track its index. Unlike the S&P 500® Index, the Fund incurs administrative expenses and transaction costs in trading stocks. In addition, the composition of the S&P 500 Index and the Fund’s portfolio may occasionally diverge as the result of legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used. Furthermore, the timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash for the Fund. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” index. The Fund’s subadviser, BlackRock, expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the S&P 500 Index within a 0.95 correlation coefficient.
Non-Diversification. The Equity Index Fund intends to be diversified in approximately the same proportion as the S&P 500 Index is diversified. The Equity Index Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. In these circumstances, the Equity Index Fund may hold larger positions in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Equity Index Fund crosses from diversified to non-diversified status under such circumstances.

Disclaimer. The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P®, S&P 500®, SPX®, SPY®, US 500™, The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. It is not possible to invest directly in an index.  The Focused Equity Fund, Equity Index Fund, and U.S. Research Enhanced Equity Fund are not sponsored or sold by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Focused Equity Fund, Equity Index Fund, or U.S. Research Enhanced Equity Fund or any member of the public regarding the advisability of investing in securities generally or in the Focused Equity Fund, Equity Index Fund, or U.S. Research Enhanced Equity Fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to MassMutual with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to MassMutual or the Focused Equity Fund, Equity Index Fund, and U.S. Research Enhanced Equity Fund, as applicable. S&P Dow Jones Indices has no obligation to take the needs of MassMutual or the owners of the Focused Equity Fund, Equity Index Fund, or U.S. Research Enhanced Equity Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Focused Equity Fund, Equity Index Fund, or U.S. Research Enhanced Equity Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter (as defined in the 1940 Act ), “expert” (as enumerated within 15 U.S.C. § 77k(a)) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice. SPDJI provides indices that use environmental, social and/or governance (ESG) indicators (including, without limit, business involvement screens, conformance to voluntary corporate standards, GHG emissions data, and ESG scores) to select, weight and/or exclude constituents. ESG indicators seek to measure a company’s, or an asset’s performance, with respect to E, S and/or G criteria. ESG indicators are derived from publicly reported data, modelled data, or a combination of reported and modelled data. ESG indicators are based on a qualitative assessment due to the absence of well-defined uniform market standards and the use of multiple methodologies to assess ESG factors. No single clear, definitive test or framework (legal, regulatory, or otherwise) exists to determine labels such as, “ESG”, “sustainable”, “good governance”, “no adverse environmental, social and/or other impacts”, or other equivalently labelled objectives. Therefore, the exercise of subjective judgment is necessary. Different persons may classify the same investment, products and/or strategy differently regarding the foregoing labels.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY MASSMUTUAL, OWNERS OF THE FOCUSED EQUITY FUND, EQUITY INDEX FUND, OR U.S. RESEARCH ENHANCED EQUITY FUND  OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE  FOCUSED EQUITY FUND, EQUITY INDEX FUND, OR U.S. RESEARCH ENHANCED EQUITY FUND  REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND MASSMUTUAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Effective October 1, 2026, the following information will replace the fifth sentence of the first paragraph in the section titled Management of the Trust on page B-58:
As investment adviser and subadvisers to the Funds, respectively, MML Advisers and AllianceBernstein, American Century, Barrow Hanley, BlackRock, FIAM, Invesco Advisers, J.P. Morgan, Loomis Sayles, MFS, Putnam, T. Rowe Price, T. Rowe Price Investment Management, and Wellington Management may be considered part of the management of the Trust.

Effective October 1, 2026, the following information will replace similar information in the table found on page B-70 under the heading Investment Adviser in the section titled Investment Advisory and Other Service Agreements:

Foreign Fund	0.78% on the first $500 million; and 0.76% on assets over $500 million

Effective October 1, 2026, the following information will supplement similar information beginning on page B-70 under the heading Unaffiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements:
Putnam
MML Advisers has entered into a Subadvisory Agreement with Putnam pursuant to which Putnam serves as a subadviser for the Foreign Fund. This agreement provides that Putnam manage the investment and reinvestment of the assets of the Fund. Putnam is located at 100 Federal Street, Boston, Massachusetts 02110. Putnam is an indirect wholly-owned subsidiary of Franklin Templeton, Inc., a publicly-traded global investment management organization (New York Stock Exchange (“NYSE”): BEN).
Effective October 1, 2026, the following information will replace similar information found on pages B-72 and B-73 under the heading Unaffiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements:
J.P. Morgan
MML Advisers has entered into Subadvisory Agreements with J.P. Morgan pursuant to which J.P. Morgan serves as a subadviser for the Focused Equity Fund and U.S. Research Enhanced Equity Fund. These agreements provide that J.P. Morgan manage the investment and reinvestment of the assets of the Funds. J.P. Morgan is located at 270 Park Avenue, New York, New York 10017.  J.P. Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.
Wellington Management
MML Advisers has entered into a Subadvisory Agreement with Wellington Management pursuant to which Wellington Management serves as a subadviser for the Small Cap Growth Equity Fund. This agreement provides that Wellington Management manage the investment and reinvestment of the assets of the Fund. Wellington Management is located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Wellington Management also provides subadvisory services for the MassMutual Small Cap Growth Equity Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Effective October 1, 2026, the information regarding TSW found on page B-72 under the heading Unaffiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements will be removed.
Effective October 1, 2026, the following information will replace the first sentence in the section titled Codes of Ethics on page B-78:
The Trust, MML Advisers, the Distributor, AllianceBernstein, American Century, Barrow Hanley, BlackRock, FIAM, Invesco Advisers, J.P. Morgan, Loomis Sayles, MFS, Putnam, T. Rowe Price, T. Rowe Price Investment Management, and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act of 1940, as amended.

Effective October 1, 2026, the following information will supplement the information beginning on page B-97 in the section titled APPENDIX B — Proxy Voting Policies:
PUTNAM INVESTMENT MANAGEMENT, LLC
Proxy Voting Procedures
March 28, 2025
Introduction and Summary
Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.
This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds1 and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.2
Proxy Committee
Putnam has a Proxy Committee composed of senior professionals, including from the Putnam Equity investment team and the Putnam Equity Sustainability Strategy group. The Chief Investment Officer of Putnam Equity appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:
1.	Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.
2.	Considers special proxy issues as they may from time to time arise.
3.	Must approve all vote overrides recommended by investment professionals.
Proxy Voting Administration
The Putnam Sustainability Strategy group administers Putnam’s proxy voting through a Proxy Voting Team. The Proxy Voting Team has the following duties:
1.	Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.
2.	Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.
3.	Manages the process of referring issues to portfolio managers for voting instructions.
4.
Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services (ISS) to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

[1]	Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.
[2]
The Putnam Proxy Voting Procedures and Guidelines will apply also to certain funds and institutional and other accounts managed by Franklin Advisers, Inc. (“FAV”) but formerly managed or sub-advised by one of the Putnam adviser entities identified above, pursuant to sub-advisory agreements in effect from time to time between FAV and the relevant Putnam entity(ies).

5.
Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6.
Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team within Franklin Templeton Investment Solutions described in more detail in the Proxy Referral section below.

7.	Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.
8.	Prepares and distributes reports required by Putnam clients.
Proxy Voting Guidelines
Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.
In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:
1.
If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.

2.	Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.
Other
1.	Putnam may elect not to vote when the security is no longer held.
2.
Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.

3.
Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.

4.
Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.

Proxy Voting Referrals
Under the Guidelines, certain proxy matters will be referred to Portfolio Managers. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer of the Putnam Equity group and the Director of Equity Research for the Putnam Equity group). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Franklin Templeton employee outside Putnam Equity or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.
Putnam may vote any referred items on securities held solely in accounts managed by the GAA team within Franklin Templeton Investment Solutions (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam Equity, the items will be referred to the largest holder who is not a member of the GAA team.
The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the applicable Portfolio Manager or Analyst, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with investment personnel as appropriate.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:
1.
The Proxy Committee is composed of senior professionals, including Portfolio Managers in Putnam Equity and the Putnam Equity Sustainability Strategy group. None of these individuals or groups reports to Franklin Templeton’s marketing businesses.

2.
No Franklin Templeton employee outside Putnam Equity may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on employees seeking to communicate investment-related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.
Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to the Proxy Voting Team any potential conflicts of interest relevant to their vote recommendation.

4.
The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form  via the Proxy Referral Administration Database and will prepare a quarterly report for the Putnam Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms.

5.
Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).

Recordkeeping
The Putnam Equity Sustainability Strategy Group will retain copies of the following books and records:
1.	A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;
2.	A copy of each proxy statement received with respect to securities in client accounts;
3.	Records of each vote cast for each client;
4.	Internal documents generated in connection with a proxy referral, such as emails, memoranda, etc.
5.	Written reports to clients on proxy voting and all client requests for information and Putnam’s response.
All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Effective October 1, 2026, the information regarding TSW beginning on page B-198 in the section titled APPENDIX B — Proxy Voting Policies will be removed.
Effective October 1, 2026, the following information will supplement the information for J.P. Morgan Investment Management Inc. found on page B-239 in the section titled APPENDIX C — Additional Portfolio Manager Information:
The portfolio managers of the Focused Equity Fund are Tim Snyder and Raffaele Zingone.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Tim Snyder
Registered investment companies**	8	$18,072 million	0	$0
Other pooled investment vehicles	5	$5,149 million	0	$0
Other accounts	35	$32,000 million	5	$2,879 million
Raffaele Zingone
Registered investment companies**	20	$101,210 million	0	$0
Other pooled investment vehicles	19	$39,473 million	0	$0
Other accounts	43	$37,361 million	7	$4,280 million

*	The information provided is as of June 30, 2026. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.
**	Does not include the Focused Equity Fund.
Ownership of Securities:
As of June 30, 2026, the portfolio managers did not own any shares of the Focused Equity Fund.
Effective October 1, 2026, the following information will supplement similar information for J.P. Morgan Investment Management Inc. found on page B-243 under the heading Compensation in the section titled APPENDIX C — Additional Portfolio Manager Information:

Fund	Benchmark
Focused Equity Fund	S&P 500 Total Return Index

Effective October 1, 2026, the following information will supplement the information beginning on page B-221 in the section titled APPENDIX C — Additional Portfolio Manager Information:
PUTNAM INVESTMENT MANAGEMENT, LLC
The portfolio managers of the Foreign Fund are Lauren DeMore and Darren Jaroch.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Lauren DeMore
Registered investment companies**	15	$71,820 million	1	$1,210 million
Other pooled investment vehicles	17	$23,812 million	0	$0
Other accounts	11	$2,921 million	4	$3,119 million
Darren Jaroch
Registered investment companies**	15	$71,820 million	1	$1,210 million
Other pooled investment vehicles	17	$23,812 million	0	$0
Other accounts	11	$2,921 million	4	$3,119 million

*	The information provided is as of June 30, 2026.
**	Does not include the Foreign Fund.

Ownership of Securities:
As of June 30, 2026, the portfolio managers did not own any shares of the Foreign Fund.
Conflicts of Interest:
Like other investment professionals with multiple clients, the Fund’s portfolio managers may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•
The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:
•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
•
All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•
All trading must be effected through Putnam’s trading desks, and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front-running is strictly prohibited.
•	The Fund’s portfolio managers may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than Putnam-sponsored registered investment companies. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products before offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Fund’s portfolio managers, may also invest in certain pilot accounts. Putnam and, to the extent applicable, the portfolio managers will benefit from the favorable investment performance of pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in IPOs).
A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when the portfolio managers consider the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain other exceptions exist for specialty, regional, or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the Fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different goals and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies, or restrictions than the Fund. Depending on goals or other factors, the portfolio managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the portfolio managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the Fund from participating in the public offering, which could cause the Fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.
The Fund’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts.
Compensation:
The discussion below describes the portfolio managers’ compensation as of June 30, 2026.
Compensation of portfolio managers
Putnam seeks to maintain a compensation program that is competitively positioned to attract, retain, and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility, and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash and restricted shares of Franklin Templeton, Inc. stock and mutual fund shares. The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Templeton, Inc. and mutual funds advised by Putnam. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Putnam and/or other officers of Putnam, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•
Investment performance. Primary consideration is given to the historic investment performance over the 1, 3, and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•
Non-investment performance. The more qualitative contributions of the portfolio manager to Putnam’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs, and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Putnam’s appraisal.
Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Templeton, Inc. stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of Putnam.
Effective October 1, 2026, the information regarding TSW beginning on page B-249 in the section titled APPENDIX C — Additional Portfolio Manager Information will be removed.
Effective October 1, 2026, the information regarding the Focused Equity Fund on pages B-258 through B-260 under the heading Wellington Management in the section titled APPENDIX C — Additional Portfolio Manager Information will be removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLSAI-26-03